UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 5, 2004

                          Apollo Investment Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)

               Maryland                               333-112591                      52-2439556
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      (State or other jurisdiction                    (Commission                    (IRS Employer
           of incorporation)                          File Number)                 Identification No.)



         1301 Avenue of the Americas, 38th Floor, New York, NY                              10019
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               (Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code   212-515-3200
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          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     The following press release was issued by Apollo Investment Corporation on May 5, 2004:

For Immediate Release
May 5, 2004



          APOLLO INVESTMENT CORPORATION ANNOUNCES ELECTION OF DIRECTOR


New York, NY - May 4, 2004 - Apollo Investment Corporation (Nasdaq: AINV) announced today that its Board of Directors has elected Bradley J. Wechsler to serve as a director of the Company.

Mr. Wechsler, age 52, was elected by the Board to serve as an independent director on April 30, 2004. Mr. Wechsler is Co-Chairman and Co-Chief Executive Officer of Imax Corporation, Vice Chairman of the board and a member of the Finance Committee of the New York University Hospital and Medical Center and a director of The American Museum of the Moving Image and of the Ethical Culture Fieldston Schools.


About Apollo Investment Corporation
Apollo Investment Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio will be principally in middle-market private companies. From time to time, the Company may also invest in public companies that are not thinly traded. The Company expects to primarily invest in senior secured loans and mezzanine loans in furtherance of its business plan and may receive equity investments in investee companies in connection with such investments. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor. Companies interested in learning more about Apollo's financing opportunities should contact Arthur Penn at (212) 515-3200.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ from the results projected in the forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Apollo Investment Corporation
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                                  (Registrant)


                               /s/ Michael Gross
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                                   (Signature)
Date: May 5, 2004
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                         By:  Michael Gross

                         Title: Chief Executive Officer